Share based compensation (Details 4) - $ / shares	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Share based compensation
Expected Dividends Paid Per Common Share	0.00%	0.00%	0.00%
Expected Life In Years	5 years		5 years
Weighted Average Expected Volatility In The Price Of Common Shares	115.00%	0.00%	79.00%
Weighted Average Risk Free Interest Rate	3.16%	0.00%	3.32%
Weighted Average Fair Market Value Per Share At Grant Date	$ 0.23	$ 0	$ 0.22
Forfeiture rate	11.50%	0.00%	18.50%